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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2002



                                BSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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                Delaware                       0-17177                     16-1327860
------------------------------------      ------------------        -----------------------

    (State or other jurisdiction             (Commission                (IRS Employer
          of incorporation)                  File Number)            Identification No.)

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                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2525
       ------------------------------------------------------------------



                                 Not Applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         As previously reported, on January 30, 2002, BSB Bancorp, Inc. (the "Company") notified PricewaterhouseCoopers LLP that it would be dismissed as the Company's independent accountants effective upon the completion of the 2001 audit. The decision to dismiss the Company's accounting firm was recommended and approved by the Company's Audit Committee of the Board of Directors, as well as the full Board of Directors. On March 28, 2002, PricewaterhouseCoopers, LLP completed its work on the 2002 audit engagement.

         PricewaterhouseCoopers LLP's reports on the Company's financial statements for 2000 and 2001 (the two most recent fiscal years) contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's last two fiscal years and through March 28, 2002, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

         Within the last two fiscal years and through March 28, 2002, there have been no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 with respect to the Company.

         Also as previously reported, effective February 7, 2002, the Company engaged KPMG LLP as its new independent accountants for the 2002 fiscal year. During the last two fiscal years and the subsequent interim period, the Company did not consult KPMG LLP regarding any of the matters or events set forth in
Item 304(a)(2) of Regulation S-K.

         The Company requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company on this Current Report on Form 8-K/A. A copy of such letter, dated April 3, 2002 is filed as Exhibit 16 to this Form 8-K/A.



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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit
        No.        Description
     -------       -----------

        16         PricewaterhouseCoopers LLP Letter, dated April 3, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BSB BANCORP, INC.
                                -----------------
                                (Registrant)



                                /s/ Larry G. Denniston
                                -------------------------------
                                Larry G. Denniston
                                Senior Vice President and Corporate Secretary


Date: April 3, 2002


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                                  EXHIBIT INDEX



     Exhibit
        No.        Description
     -------       -----------

        16         PricewaterhouseCoopers LLP Letter, dated April 3, 2002